    As filed with the Securities and Exchange Commission on August 30, 1999

                                             REGISTRATION STATEMENT NO. 333-

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------

                          INTERSTATE HOTELS CORPORATION
             (Exact name of Registrant as specified in its charter)

        MARYLAND                                        75-2767215
(State of incorporation)                 (I.R.S. Employer Identification Number)


                      680 ANDERSEN DRIVE, FOSTER PLAZA TEN
                         PITTSBURGH, PENNSYLVANIA 15220
                                 (412) 937-0600
   (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)


                          INTERSTATE HOTELS CORPORATION
                           1999 EQUITY INCENTIVE PLAN
                            (Full Title of the Plan)

                      ------------------------------------


                                Thomas F. Hewitt
                             Chief Executive Officer
                            and Chairman of the Board
                          Interstate Hotels Corporation
                      680 Andersen Drive, Foster Plaza Ten
                         Pittsburgh, Pennsylvania 15220
                                 (412) 937-0600

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                          ----------------------------

                                 With a copy to:
                             Timothy Q. Hudak, Esq.
                          Interstate Hotels Corporation
                      680 Andersen Drive, Foster Plaza Ten
                         Pittsburgh, Pennsylvania 15220
                                 (412) 937-0600

                          -----------------------------


                         CALCULATION OF REGISTRATION FEE

===================================================================================================================================
 Title of Securities Being          Amount to be        Proposed Maximum Offering  Proposed Maximum Aggregate       Amount of
         Registered                  Registered              Price Per Share             Offering Price         Registration Fee
------------------------------------------------------------------------------------------------------------------------------------
Class A Common Stock, par       2,300,000 shares (1)            $3.8125(2)                 $8,768,750                 $2,437.71
value $.01 per share
===================================================================================================================================

(1) Plus such additional number of shares as may be issued pursuant to the Interstate Hotels Corporation 1999 Equity Incentive Plan in the event of a stock dividend, stock split, split-up, recapitalization or other similar event.

(2) The registration fee has been computed in accordance with paragraphs (c) and (h) of Rule 457, based upon the average of the high and low prices of the Common Stock on the Nasdaq Small Cap Market on August 25, 1999.


================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.        Incorporation of Documents by Reference.
               ---------------------------------------

        Interstate Hotels Corporation (the "Company") hereby incorporates by reference the documents listed in (a) through (c) below, which have previously been filed with the Securities and Exchange Commission (the "SEC").

        (a) The Company's information statement/prospectus, containing the financial statements of the Company as of December 31, 1998 and 1997 and for the period from January 1, 1998 to June 1, 1998 and for the period from June 2, 1998 to December 31, 1998 and for each of the two years in the period ended December 31, 1997, filed with the SEC pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), on June 8, 1999;

        (b) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999;

        (c)    The Company's Current Report on Form 8-K, dated June 18, 1999;

        (d)    The Company's Current Report on Form 8-K, dated July 8, 1999; and

        (e) The description of the Company's common stock contained in its Registration Statement on Form 8-A (File No. 0-26805) and any amendments thereto or reports filed with the SEC for the purpose of updating such description.

        In addition, all documents subsequently filed with the Securities and Exchange Commission by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment hereto which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 6.        Indemnification of Directors and Officers.
               ------------------------------------------

        In accordance with the General Corporation Law of the State of Maryland (the "MGCL"), Article XI of the Company's Articles of Incorporation, as amended (the "Articles") provides that, to the fullest extent permitted under the MGCL (as currently in effect or as amended from time to time), no director or officer of the Company shall be liable to the Company or its stockholders for monetary damages.

        Article VII of the Company's Amended and Restated By-laws provides that the Company shall indemnify, to the full extent authorized or permitted by Maryland statutory or decisional law or any other applicable law, any person made, or threatened to be made, a party to any action or proceeding (whether civil or criminal or otherwise) by reason of the fact that he, his testator or intestate is or was a director or officer of the Company or any predecessor of the Company, or is or was serving at the request of the Company or any predecessor of the Company as a director or officer of, or in any other capacity with respect to, any other corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, including the advancement of expenses under such law.

        The Company also carries customary directors' and officers' liability insurance covering its directors and officers.

Item 8.        Exhibits.
               --------

        The following is a complete list of exhibits filed or incorporated by reference as part of this registration statement.

Exhibits
--------

      4.1 Articles of Amendment and Restatement of Interstate Hotels Corporation (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the period ended June 30,
               1999)

      4.2 Articles Supplementary Classifying and Designating Series A Junior Participating Cumulative Preferred Stock (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1999)

      4.3 Amended and Restated By-laws of Interstate Hotels Corporation (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1999)

      4.4 Specimen certificate for shares of Class A Common Stock of Interstate Hotels Corporation (incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 333-67065), filed November 10, 1998, as amended)

      5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered

     23.1      Consent of Goodwin, Procter & Hoar LLP (included in Exhibit 5.1)

     23.2      Consent of PricewaterhouseCoopers LLP

     24.1 Powers of Attorney (included on the signature page of this registration statement)

Item 9.        Undertakings.
               ------------

        (a)           The undersigned registrant hereby undertakes:

                      (1) To file, during any period in which offers or sales
               are being made, a post-effective amendment to this registration statement:

                             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                             (ii) To reflect in the prospectus any facts or
                      events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                             (iii) To include any material information with
                      respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                      (2) That, for the purpose of determining any liability
               under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                      (3) To remove from registration by means of a
               post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities

               (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on August 30, 1999.

                                            INTERSTATE HOTELS CORPORATION


                                            By: /s/ J. William Richardson
                                                --------------------------------
                                                Name:  J. William Richardson
                                                Title: Vice Chairman and
                                                       Chief Financial Officer



                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Interstate Hotels Corporation, hereby severally constitute Thomas
F. Hewitt and J. William Richardson, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the registration statement filed herewith and any and all amendments to said registration statement, and generally to do all such things in our names and in our capacities as officers and directors to enable Interstate Hotels Corporation to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said registration statement and any and all amendments thereto.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

              SIGNATURE                                   CAPACITY                                   DATE
              ---------                                   --------                                   ----
/s/ Thomas F. Hewitt
------------------------------------        Chief Executive Officer and Chairman                 August 30, 1999
Thomas F. Hewitt                            of the Board of Directors
                                            (Principal Executive Officer)

/s/ J. William Richardson
------------------------------------        Vice Chairman and Chief Financial Officer            August 30, 1999
J. William Richardson                       (Principal Financial and Principal
                                            Accounting Officer)

/s/ Michael L. Ashner
------------------------------------        Director                                             August 30, 1999
Michael L. Ashner

/s/ Benjamin D. Holloway
------------------------------------        Director                                             August 30, 1999
Benjamin D. Holloway

/s/ Stephen P. Joyce
------------------------------------        Director                                             August 30, 1999
Stephen P. Joyce

/s/ Phillip H. McNeill, Sr.                 Director                                             August 30, 1999
------------------------------------
Phillip H. McNeill, Sr.

/s/ Anne L. Raymond
------------------------------------        Director                                             August 30, 1999
Anne L. Raymond



                                  EXHIBIT INDEX


Exhibit No.                               Description
-----------                               -----------

      4.1 Articles of Amendment and Restatement of Interstate Hotels Corporation (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the period ended June 30,
                    1999)

      4.2 Articles Supplementary Classifying and Designating Series A Junior Participating Cumulative Preferred Stock (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1999)

      4.3 Amended and Restated By-laws of Interstate Hotels Corporation (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the period ended June 30,
                    1999)

      4.4 Specimen certificate for shares of Class A Common Stock of Interstate Hotels Corporation (incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 333-67065), filed November 10, 1998, as amended)

      5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered

     23.1           Consent of Goodwin, Procter & Hoar  LLP (included in
                    Exhibit 5.1)

     23.2           Consent of PricewaterhouseCoopers LLP

     24.1 Powers of Attorney (included on the signature page of this registration statement)